EXHIBIT 10.2A

           AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     Amendment No. 1 to Employment Agreement made as of the 1st day of January 1996 between U.S. Communications, Inc. (the
"Corporation") and Bruce A. Hahn (the "Employee").

     WHEREAS, the parties executed and entered into an employment agreement dated as of January 1, 1995 (the "Employment
Agreement") under the terms of which the Corporation is employing the services of the Employee on a full-time basis in the executive capacity of Chairman of the Board of the Corporation;
and

     WHEREAS, the parties wish to amend the Employment Agreement.

     NOW THEREFORE, it is agreed as follows:

1.   The definition of "Net Telephone Activations" in Section
3(b) of the Employment Agreement shall be revised to read as follows:

          "(the term "Net Telephone Activations" shall mean all payments by carriers for activations of ALL WIRELESS COMMUNICATIONS DEVICES purchased by subscribers from the Corporation's customers which are paid to the Corporation by the applicable carrier less all deductions for de-activated customers)."

2. Except as specifically provided herein, all of the terms and provisions of the Employment Agreement dated as of January 1, 1995 shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties herewith have caused this Amendment No. 1 to Employment Agreement to be signed as of the day and year first above written.

                                   U.S. COMMUNICATIONS, INC.

                                   By:  /s/ Robert J. Kostrinsky
                                        ------------------------
                                        Robert J. Kostrinsky,
                                        Executive Vice President

                                   EMPLOYEE

                                       /s/ Bruce A. Hahn
                                      -------------------
                                        Bruce A. Hahn